Investor Update August 6, 2026

2 Copyright © D-Wave Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to our ability to help customers realize value from quantum computing, development of annealing and gate-model systems, enterprise-scale adoption of quantum computing, our development and commercialization plans, dual-platform roadmap and milestones, expectations regarding our quantum computing simulator, and plans to accelerate the projected time to a scaled, error-corrected gate-model quantum computer, among others. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward- looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this presentation in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law. As used in this presentation: Bookings: An operating metric that is defined as customer orders received that are expected to generate net revenues in the future. Year-to-date 2026 Bookings includes $2.3 million in Quantum Circuits bookings that were closed immediately prior to the completion of the acquisition of Quantum Circuits in January 2026. We present the operating metric of Bookings because it reflects customers' demand for our products and services and to assist readers in analyzing our potential performance in future periods. Remaining Performance Obligations: Revenues allocated to remaining performance obligations represent the transaction price of noncancellable orders for which service has not been performed, which include deferred revenue and the amounts that will be invoiced and recognized as revenues in future periods from open contracts and excludes unexercised renewals.

3 Copyright © D-Wave 2026 Q2 Highlights

D-Wave Named a Leader in the IDC 2026 Quantum Computing Vendor Assessment

D-Wave is one of only two companies named to the **Leaders Category** in the **IDC MarketScape: Worldwide Quantum Computing 2026 Vendor Assessment**

According to the IDC MarketScape, D-Wave's key strengths include:

- Broad production deployment footprint
- Mature enterprise accessibility and hybrid adoption framework
- Extending quantum annealing beyond optimization into scientific simulation



IDC MarketScape worldwide quantum computing, 2026
Leaders
IBM
D-Wave
Major Players
Pasqal
Quantinuum
IonQ
IQM
Inflegtion
Contenders
Rigetti Computing
Fujitsu
QuEra Computing
Atom Computing
Participants
Capabilities
Strategies
Source: IDC, 2026

SOURCE: "IDC MarketScape: Worldwide Quantum Computing 2026 Vendor Assessment", June 2026, IDC #US54125526e.

IDC MarketScape vendor analysis model is designed to provide an overview of the competitive fitness of technology and service suppliers in a given market. The research methodology utilizes a rigorous scoring methodology based on both qualitative and quantitative criteria that results in a single graphical illustration of each vendor's position within a given market. The Capabilities score measures vendor product, go-to-market and business execution in the short-term. The Strategy score measures alignment of vendor strategies with customer requirements in a 3-5-year timeframe. Vendor market share is represented by the size of the circles. Vendor year-over-year growth rate relative to the given market is indicated by a plus, neutral or minus next to the vendor name.

4
Copyright © D-Wave

D-WAVE QUANTUM REALIZED.

5 Copyright © D-Wave AT&T Signs Agreement to Expand Use of D-Wave’s Quantum Computing Technology • Initial focus is on layering D-Wave’s annealing quantum computing technology into existing tools powering AT&T’s agentic AI solutions • In an early application, D-Wave technology reduced the processing time for a network optimization workload from approximately one hour to less than 15 seconds • Planned future work will explore a broader set of applications, such as outage detection and response, technician routing, network build planning and traffic management

6 Copyright © D-Wave Q2 & 1H 2026 Financial Highlights $- $1 $2 $3 Q2 2025 Q2 2026 M IL LI O N S -Q2 Commercial Customer Revenue $1.9M $1.4M $- $10 $20 $30 $40 1H 2025 1H 2026 M IL LI O N S -1H YoY Bookings $2.9M $35.5M $- $10 $20 $30 $40 $50 1H 2025 1H 2026 M IL LI O N S -1H YoY Remaining Performance Obligations $5.3M $40.7M $- $1 $2 Q2 2025 Q2 2026 M IL LI O N S -Q2 QCaaS Revenue $1.9M $1.2M 1H 2025 1H 2026 QCaaS Production Revenue as a % of Total QCaaS Revenue 37.3% 9.8% $- $200 $400 $600 $800 $1,000 Q2 2025 Q2 2026 M IL LI O N S $819.3M $546.2M Liquidity Position $250M QCI Acquisition The financial information set forth above is unaudited

7 Copyright © D-Wave Market And Technology Overview

8 Copyright © D-Wave Driving to 100,000 qubit annealing processor Dual-rail technology driving gate-model leadership Larger enterprise QCaaS engagements Growing adoption and support of D-Wave technology with U.S. government Increasing number of system sales 2026: The Year of D-Wave Quantum

D-Wave Market Leadership

Established Product Portfolio:
- Both annealing and gate-model systems
- Accessible through production-grade cloud service and via on-premises installation
- Quantum supremacy published in *Science*

Growing Commercial Adoption:
- 1st commercial quantum computing company
- 1st in-production quantum applications, over 37% of 1H QCaaS revenue derived from business applications in production
- In 1H 2026, over 100 customers:
  - 49% of which are commercial enterprises
  - Over 65% of revenue derived from commercial customers
  - Over 45% of revenue derived from Forbes Global 2000 customers

Revenue Model:
- Quantum Computing as a Service (QCaaS)
- Professional services
- System sales

Dual-Platform Quantum Computing Technologies

Offering Production Annealing Quantum Systems	Building Scalable Gate-Model Quantum Systems
Advantage2™ quantum computers powering real-world optimization	**Dual-rail superconducting qubit platform**
Leap™ real-time quantum cloud with hybrid solvers	**Unique technology delivering high fidelity and superconducting speed**
30+ enterprise use cases, including applications in production	**On-chip cryogenic control and multi-chip packaging**
First commercial use of quantum computer for LLMs	**Advancing toward scalable, fault-tolerant quantum computing**

Strong Customer Base

Pattison Food Group · BASF · BBVA · Davidson · IPG · accenture · VINCI · ArcelorMittal · docomo · SHIONOGI · FORD OTOSAN · unisys · NEC · Deloitte. · JÜLICH · CaixaBank

Thought & Technical Leadership

290+ U.S. granted patents* | 800+ granted & pending patents worldwide* | 100+ PhDs

*Includes exclusively licensed patents

9
Copyright © D-Wave

D-Wave QUANTUM REALIZED.

10 Copyright © D-Wave Advantage System Advantage Performance System D-Wave 100 Logical Qubits Leading the Commercialization of Quantum Tech D-Wave One System D-Wave Two System D-Wave 2X System D-Wave 2000Q System D-Wave 2000Q LN System Advantage2 System Advantage3 100K Qubits SystemAdvantage3 20K Qubits System 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026E 2027E 2028E 2029E 2030E 2031E 2032E Noisy Intermediate Scale Quantum (NISQ) One Scalable and Error- Corrected Qubit D-Wave 10 Logical Qubits Product Commercialization Annealing Processors (only D-Wave) Gate-Model Processors (D-Wave & all other players) Transition from government and academic to commercial customers It is important to note that no company has yet to demonstrate a working error-corrected logical qubit that is scalable

Annealing and Gate-Model Quantum Computers for Full Range of Customer Problems

Annealing

Production-Ready Today

Optimization

AI/ML & GenAI

Research

Annealing or Gate-Model

Gate-Model

Production-Ready in 5+ Years

Quantum Chemistry

Materials Design

Research

Problem Types

COMBINATORIAL OPTIMIZATION	LINEAR ALGEBRA & FACTORIZATION	DIFFERENTIAL EQUATIONS
Workforce Scheduling	Machine Learning	Designer Drugs
Logistics Routing	Cryptography	Everlasting Batteries
Production Scheduling	Drug Discovery	3D Fluid Dynamics

11
Copyright © D-Wave

D-Wave QUANTUM REALIZED.

12 Copyright © D-Wave D-Wave Dual Platform Addresses the Full Quantum TAM1 1. Boston Consulting Group: “The Long-Term Forecast for Quantum Computing Still Looks Bright” May 2024 (80% of TAM accruing to end-users; 20% to quantum hardware, software and services providers) LONG- TERM Post - 2040 MID- TERM 2030 - 2040 NEAR- TERM Pre – 2030 $5B - $10B TAM ( $1B - $2B ) $80B - $170B TAM ( $15B - $30B ) $450B - $850B TAM ( $90B - $170B ) Computational Problem Combinatorial Optimization2 Linear Algebra (Machine learning) & Factorization (Cryptography) Differential Equations (Simulation) Annealing (D-Wave Only) 25% Annealing or Gate-Model 35% Gate-Model 40% 2. L-T (post-2040) sector value similar to the current Global Semiconductor Equipment ($135B) and Global Cybersecurity ($213B) Markets; Source: BCG’s 2021 Forecast by Use-Case Category, Industry Interviews, BCG Analysis

13 Copyright © D-Wave Revenue Model – Products And Services Systems Annealing Quantum Computers Gate-Model Quantum Computers Revenue recognized primarily upon shipment & completion of calibration Other • Paid Research (associated with government grants) • Support & Maintenance • Training Professional Services D-Wave PS team works with customers on proof of technology, proof of concept & pilots Ratable revenue recognition over service period Quantum Computer as a Services (QCaaS) Access to D-Wave Quantum Computers via LEAP Cloud Ratable revenue recognition over life of contracts, including production applications

14 Copyright © D-Wave Annealing Quantum Computing: Commercial Today

Full-Stack Commercial Annealing Platform

advantage2	Leap	Ocean	Stride	Launch
Quantum Computers™	Cloud Services™	Developer Tools™	Hybrid Solver™	Professional Services™
HARDWARE	SOFTWARE	SOFTWARE	SOFTWARE	SERVICE

FOCUSED ON

Complex Optimization Problems | AI | Blockchain

15
Copyright © D-Wave

D-Wave QUANTUM REALIZED.

16 Copyright © D-Wave Quantum Optimization: Applications Driving Enterprise Operational Excellence Scheduling Time Reduced From 10 Hours to Just Seconds Chemical Retail 80% Increase in Scheduling Efficiency Manufacturing 1,000 Vehicles Scheduled Per Run in 5 vs. 30 Min Asset Utilization 15% Improvement in Mobile Network Utilization Drug Discovery Accelerating Identification of Novel Small-Molecule Candidates Government 10x Faster Time-To-Solution, 9% to 12% Improvement in Threat Mitigation

17 Copyright © D-Wave Quantum + AI For Drug Discovery PROBLEM Exploring improvements in speed and quality in the development of AI-driven drug discovery A joint proof-of-concept project using quantum + AI in the process of drug discovery SOLUTION Integrating quantum computing in the LLM workflow resulting in more valid drug candidates than the classical benchmark OUTCOME More Valid Drug Candidates

18 Copyright © D-Wave Quantum AI Applications Enhancing generative ML models with discrete latent spaces: QPUs drive potentially faster and more efficient training and inference Quantum AI Data is mapped to latent space via encoder Annealing QPU model weights trained alongside encoder+ decoder QPU then generates novel samples that are mapped back via decoder

Quantum Blockchain Applications

QUANTUM-CLASSICAL BLOCKCHAINS

On testnet with 18,500 users and 1,500+ nodes, Advantage2 system outperforming classical and winning majority of blocks


Node Locations
Geo-IP derived from publicHost; marker size scales with estimated TFLOPS
52 NODES UNLOCATED

global participation in testnet

GitHub - dwave-examples/quantum-blockchain: A proof of quantum work simulated blockchain on D-Wave QPUs. · GitHub

QUANTUM PROOF OF WORK

Quantum proof of work blockchain requiring potentially orders of magnitude less power consumption



19 Copyright © D-Wave

D-Wave QUANTUM REALIZED.

Demonstration of Quantum Supremacy on Useful, Real-World Problem



TEST CASE: BICLIQUE LATTICE
TIME TO SOLVE
SECONDS
MINUTES
YEARS
THOUSANDS OF YEARS
MILLIONS OF YEARS
Frontier Supercomputer
D-Wave Advantage2™ QC
Electricity Equivalent: Global Annual Consumption
Electricity Equivalent: Less Than $1
Nearly 1 Million Years to Solve

- Calculations beyond the reach of the Frontier supercomputer at Oak Ridge National Lab, one of the world's most powerful classical supercomputers
- Computation on D-Wave's Advantage2™ prototype took just minutes and consumed <$1 of electricity
- Classical computations performed on the Frontier supercomputer would have taken nearly 1 million years and required more than global annual electricity consumption
- Exponential advantage over state-of-the-art classical techniques (tensor networks, neural networks, heuristics)

20
Copyright © D-Wave
D-Wave QUANTUM REALIZED.

Improvements in Advantage2™ over Advantage™ Annealing Quantum Computing System

GREATER CONNECTIVITY
20-way connectivity to enable solutions to more complex problems advantage2


D-Wave

GREATER COHERENCE
Doubled to drive faster time-to-solution

INCREASED ENERGY SCALE
Increased by 40% to deliver higher-quality solutions

ACCESSIBLE
Via the Leap™ Quantum Cloud Service and on premises

ENTERPRISE-SCALE
Hybrid applications with up to 2 million variables

21
Copyright © D-Wave

D-Wave
QUANTUM REALIZED.

22 Copyright © D-Wave Annealing Scaling Roadmap 4,500 qubits Quantum Computer 100,000 qubits20,000 qubits 2025 20312029 • Advanced packaging & superconducting interconnects enable multi-chip fabric to drive qubit counts • Scalable I/O prototype design to enable significant QPU expansion with limited increase in control lines • Increases in qubits, connectivity & coherence enable solutions to more complex problems

23 Copyright © D-Wave Gate-Model Quantum Computing Systems: Differentiated for Error Correction and Scale

24 Copyright © D-Wave Why Gate-Model Development? Finance Machine Learning & AI Cryptography Chemistry & Pharma Gate-model systems unlock a breadth of valuable use cases & applications • Likely earliest use-cases • New medicines, materials • Robust area of research • Portfolios, trading, models • Large market opportunity • Likely later-stage use cases • Valuable to national sec. • Recent work suggests big resource savings • Value is immense • Early use: AI for quantum • Long-term: quantum for AI Quantum Computing market*: $450B - $850B across 100+ use cases Approximately 75% of this market can be addressed with gate-model systems Breadth of high-value applications motivates large-scale investment in gate-model program *Source: BCG’s 2021 Forecast by Use-Case Category, Industry Interviews, BCG Analysis

25 Copyright © D-Wave Powerful Synergies to Advance Commercial Gate-Model Quantum Computing We believe that D-Wave will be the first to build and deploy large-scale error-corrected gate-model systems Superconducting Superconducting quantum systems with gate operations up to 1000x faster than other modalities On-chip Control Local cryogenic control and multi-chip superconducting packaging needed for large-scale processors Built-in Error Detection Industry-leading gate fidelities; error detecting dual-rail qubits for efficient error correction: fewer physical qubits per logical qubit Production Grade Systems Only company with cryogenic quantum computing platforms with years-long uptimes for commercial grade operations

26 Copyright © D-Wave Dual-Rail Gate-Model Qubits • Error detection is the key unique capability, an efficient bridge to full error correction and a novel tool for algorithm design and exploration • D-Wave’s dual-rail qubits with built-in erasure detection identify 90% of errors that occur • With erasure detection, this technology delivers gate fidelities that exceed 99.9% • This performance will allow us to deliver logical qubits with an order of magnitude fewer physical qubits • We retain the key advantages of superconducting qubits: manufacturability and execution speed

27 Copyright © D-Wave Superconducting Speed with Ion Trap Fidelity Quantinuum IonQ Low < 99.5% High 99.9% Slow 1-5 ms Fast 50-500 ns G at e Fi de lit y Gate Speed Google IQM IBM Rigetti Trapped ions: High fidelity but slow Transmons, Xmons, etc. Fast & manufacturable but low fidelity

28 Copyright © D-Wave Scalable Control • Qubit control signal multiplexing and qubit readout signal multiplexing is required for large scale systems • Our annealing architectures generate 100,000 cryogenic control signals with less than 300 external signal lines • We demonstrated scalable cryogenic control of gate model qubits with no loss of fidelity • This allows us to deliver fault tolerant architectures within a compact cryogenic platform

29 Copyright © D-Wave Superconducting Dual-Rail Qubits Offer Faster Path to Error Correction; On-Chip Control Unlocks Scale Up to 10x Reduction in Physical Qubits Required for Error Correction On-chip Control Reduces Control Line Count by Orders of Magnitude Other Companies D-Wave D-Wave Google Number of qubits D-Wave

Best Metrics for Comparing Gate-Model Program Progress

MODALITY	SPEED *(QEC Cycle Time)*	LAMBDA* *(Error Reduction Rate)*	SCALABILITY
Superconducting *(D-Wave)*	< 5 us	10	Achieved through error detection
Superconducting *(Others)*	< 5 us	2	Standard surface code
Trapped Ion	~30,000 us	< 10	Shuttling ions
Neutral Atom	~200,000 us	2	Optical arrays
Photonic	N/A	N/A *(Photon loss dominated)*	Brute force networking

*LAMBDA is a measure of how rapidly errors decline as the size of error-correcting code increases – it determines how many physical qubits are required to create a logical qubit

30
Copyright © D-Wave
D-Wave QUANTUM REALIZED.

31 Copyright © D-Wave Pathway Towards Achieving Fault Tolerant Systems Dual-Rail Qubits enable scalable error correction for the first time High-performance error correction is predicted to exceed competition by wide margin Dual-rail architecture makes error correction easier to start; DR17 error rate is much lower than competition Scaling is efficient, reaching low error rates much faster using fewer qubits Error detection at single dual-rail qubit hardware level is key to efficiency gains DR181 achieves error rates to set the blueprint for scalable and efficient error correction Key Advantages of Dual-Rail Transmon Dual-Rail 2027 2026 2028 Lower error rate = Better performance 181974917 D=9D=7D=5D=3 QEC Distance LAMBDA is the slope of each line, showing the rate at which errors are reduced as the error correcting code is incremented

Gate-Model Roadmap

POST-NISQ ERA			FAULT-TOLERANT ERA	
2026	2027	2028	2030	2032
17 physical qubits	49 physical qubits	181 physical qubits	10 logical qubits	100 logical qubits
2X Error reduction factor	20X Error reduction factor	2000X Error reduction factor	> 2000X Error reduction factor	> 2000X Error reduction factor
Leading error correction research platform	Scalable modular design	Error corrected logical qubit	Leading gate model application development platform	Initial applications in quantum chemistry and quantum AI
Error-aware programming tools	Partially error corrected logical qubit	Blueprint for scalable error correction	First fault tolerant algorithms	

Current physical error rates of 10^{-3} projected to be reduced by > 2000x

Enables circuits with millions of gates

32 Copyright © D-Wave

D:WAVE QUANTUM REALIZED.

33 Copyright © D-Wave Summary

34 Copyright © D-Wave D-Wave Key Considerations Technology Leadership • Only dual-platform quantum computing company – developing and selling both annealing and gate-model quantum computers • Only company positioned to address the entire quantum computing TAM • Designed, developed and operating the world’s largest quantum computers • Only company to achieve quantum supremacy on a useful, real-world problem • One of the world’s largest quantum computing patent portfolios Applications • Multiple optimization use cases with demonstrated ROI (from workforce scheduling to supply chain logistics) • In 1H26, over 37% of QCaaS revenue derived from business applications in production • Energy-efficient blockchain prototype operational as first distributed quantum application • Quantum ML & AI research and product development Customer Traction In 1H 2026: • Over 100 customers • Highly diverse customer base across commercial, research and government • Over 65% revenue derived from commercial customers • Over 45% of revenue derived from Forbes Global 2000 customers • Significant progress in positioning for US government opportunities Production-grade Offerings • Scalable production-grade commercial systems accessible by either the Leap Cloud platform or on premises • Service Level Agreements • SOC 2 Type 2 compliant